UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                         FORM 8-K/A

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): March 31, 2003


                 EPIC FINANCIAL  CORPORATION
             -----------------------------------
   (Exact name of registrant as specified in its charter)






     Nevada                 000-33417                  88-0451534
  -----------            ----------------            --------------
(State or other        (Commission File No.)       (I.R.S. Employer
jurisdiction of                                   Identification No.)
incorporation
or organization)


        3300 Irvine Avenue, Suite 220, Newport Beach,
                      California 92660
       -------------------------------------------------
          (Address of principal executive offices)




     Registrant's telephone number, including area code:   (949)  622-1130

                               N/A
        ---------------------------------------------------------
    (Former  name or  former address, if changed since last report)




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                        INTRODUCTION

     Pursuant to Items 7(a) and 7(b) of the Securities and Exchange Commission's (the "Commisison") General Instructions for Form 8-K, Epic Financial Corporation hereby amends Items 7(a)(1) and 7(a)(2) of its Current Report on Form 8-K filed with the Commission on March 31, 2003 to file the requisite financial information.


Item 7.   FINANCIAL STATEMENTS OR EXHIBITS.

          a.   Financial Statements.

               The following financial statements relate to the acquisition involving the Registrant and Saddleback Investment Services, Inc.
               ("Saddleback").

               1.   Financial Statement of Business Acquired

                 Filed herewith as a part of this Current
                 Report, as Exhibit 99.3, are the Audited
                 Balance Sheet and the related Statements of Operations, Stockholders' Equity and
                 Cash Flows for Saddleback for the year
                 ended October 31, 2001. Filed herewith as a part of this Current Report, as Exhibit
                 99.4, are the Audited Balance Sheet and
                 the related Statements of Operations,
                 Stockholders' Equity and Cash Flows for
                 Saddleback for the year ended October 31, 2002. Filed herewith as a part of this Current Report, as Exhibit 99.5, are the
                 Audited Balance Sheet and the related
                 Statements of Operations, Stockholders'
                 Equity and Cash Flows for Saddleback for the three months ended Janaury 31, 2003.

               2.   Pro forma Financial Information

                 Pro forma financial statements have not
                 been presented herein because the
                 referenced transaction is a
                 recapitalization, which is a capital
                 transaction, rather that a business
                 combination transaction, which would have required the presentation of pro forma financial statements.

          b.   Exhibits.

               99.3 Audited Balance Sheet and the related Statements of
                    Operations, Stockholders' Equity and Cash Flows for Saddleback for the year ended October 31, 2001.

               99.4 Audited Balance Sheet and the related
                    Statements of Operations, Stockholders'
                    Equity and Cash Flows for Saddleback for the year ended October 31, 2002.

               99.5 Audited Balance Sheet and the related
                    Statements of Operations, Stockholders'
                    Equity and Cash Flows for Saddleback for the three months ended Janaury 31, 2003.






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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:    June  17,  2003            EPIC FINANCIAL CORPORATION



                              /s/ William R. Parker
                              ----------------------------
                              William R. Parker, President

























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